Exhibit 99.1

EMERALD - 1 Topline Data April 25, 2023

Forward Looking Statements This presentation contains “forward - looking” statements within the meaning of the “safe harbor” provisions of the Private Securi ties Litigation Reform Act of 1995, including, but not limited to statements regarding the timing and success of Morphic’s ongoing cl inical trials and related data, updates and results from Morphic’s clinical trials and the potential therapeutic benefits of MORF - 057. Certain data in this presentation are based on cross - study comparisons and are not based on any head - to - head clinical trials. Cr oss - study comparisons are inherently limited and may suggest misleading similarities and differences. The values shown in the cross - study comparisons are directional and may not be directly comparable. Statements including words such as “believe,” “plan,” “continue,” “expect,” “will,” “develop,” “signal,” “potential,” or “ong oin g” and statements in the future tense are forward - looking statements. These forward - looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from th ose expressed or implied by such forward - looking statements. Forward - looking statements are subject to risks and uncertainties that may cause Morphic’s actual activities or results to diffe r significantly from those expressed in or implied by any forward - looking statement, including risks and uncertainties related to the forward - lo oking statements in this presentation and other risks set forth in our filings with the Securities and Exchange Commission (SEC), incl uding the Annual Report on Form 10 - K for the fiscal year ended December 31, 2022 filed with the SEC on February 23, 2023 and the Quarterly Report on Form 10 - Q for the fiscal quarter ended March 31, 2023 filed with the SEC on April 25, 2023. These forward - looking statements speak only as of the date hereof and Morphic specifically disclaims any obligation to update these forward - looking statements or reasons wh y actual results might differ, whether as a result of new information, future events or otherwise, except as required by law. Note regarding trademarks: all third - party trademarks, including names, logos and brands, referenced by in this presentation are the property of their respective owners. All references to third - party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law. 2

Agenda and Participants 3 Introductory Remarks: Praveen Tipirneni UC Treatment Landscape: Dr. Bruce Sands EMERALD - 1 Overview & Safety: Brihad Abhyankar Clinical Data: Bruce Rogers Closing Remarks: Praveen Tipirneni Q&A Present for Q&A: Management and Key Opinion Leader Bruce Sands, MD Dr. Burrill B. Crohn Professor of Medicine at the Icahn School of Medicine at Mount Sinai, Chief of the Dr. Henry D. Janowitz Division of Gastroenterology at Mount Sinai Health System Praveen Tipirneni, MD Chief Executive Officer Bruce Rogers, PhD President Marc Schegerin, MD Chief Operating Officer & Chief Financial Officer Brihad Abhyankar, MBBS, FRCS Senior Vice President of Clinical Development

The Unmet Need in IBD Treatment 4 Safe and Well Tolerated Convenient O ral Administration Compelling Clinical Efficacy

EMERALD - 1 Trial Overview Phase 2a open - label single - arm study of MORF - 057 (100mg BID) in patients with moderately to severely active ulcerative colitis (UC) – N=35 in main cohort 5 • Primary endpoint: Change in RHI measured at 12 weeks • Secondary endpoint : mMCS change from baseline, safety • Pre - specified exploratory endpoints: – RHI remission – mMCS remission – mMCS response – Multiple PK/PD parameters – Relevant biomarkers • Inclusion criteria: – History of insufficient response, loss of response, or intolerance to conventional and/or advanced therapies – Modified Mayo clinical score ( mMCS ) of 5 - 9 – Centrally read endoscopy sub - score of ≥ 2 – Robarts Histopathology Index (RHI) score of ≥ 10 • Exclusion criteria: – Prior exposure to vedolizumab or other integrin inhibitors

Baseline Patient Demographics N=35 Age, years, mean (SD) 39.2 (14.1) Sex, n (%), female/male 16 (45.7%) / 19 (54.3%) Geography, n (%), Poland/US 28 (80%) / 7 (20%) Baseline RHI, mean (SD) 22.7 (7.3) mMCS , mean (SD) 6.7 (1.1) Mayo Endoscopy Score (MES), n (%), 2/ 3 18 (51.4%) / 17 ( 48.6% ) Advanced Treatment Experienced, n (%) 13 ( 37.1% ) Baseline steroid use, n (%) 9 ( 25.7% ) 6 A moderately - to - severely active UC population with high disease burden

MORF - 057: Generally Well - Tolerated in EMERALD - 1 No Safety Signal Observed Adverse Event (AE) profile consistent with underlying disease state 7 Patients with at least one AE 12 (34.3%) Patients with any serious AE 0 Patients with AE leading to death 0 Patients with any grade 3 AE 2 (5.7%) 1 Patients with treatment - related AE 2 (5.7%) Common (>5%) AEs Exacerbation of UC Anemia 4 (11.4%) 3 (8.6%) 2 1. Both UC exacerbations, one led to early discontinuation 2. A ll anemic at baseline and continued on study with iron supplements

Topline Clinical Data

Patient PK Consistent with Healthy Volunteer PK 9 0 2 4 6 10 100 1000 Nominal Time (hr) C o n c e n t r a t i o n ( n g / m L ) Ph-1, Day 14 Ph-1, Day 1 Ph-2 EMERALD 1, Day 1 Ph-2 EMERALD 1, Day 15 Ph-2 EMERALD 1, Day 85 • Serum drug concentrations conform highly to Phase 1 healthy volunteer data • Mean PK data demonstrate consistency from start of dosing through week 12 • MORF - 057 trough concentrations sufficient for saturation of α4β7 receptor in the blood

Patient a4β7 Receptor Occupancy (RO) Consistent with Healthy Volunteer RO 10 a4β7 selectivity over a4β1 consistent with Phase 1 results RO at 12 weeks a4β7 a4β1 Mean >98% BLQ Median >99% BLQ • a4β7 RO achieved early and sustained saturating levels • a4β1 RO remained at low levels • No lymphocytosis or changes to circulating naïve T - cells were observed • a4β1 projected RO was below the limit of quantitation with mean trough value estimated to be <15% 1 10 100 0 20 40 60 80 100 500 Concentration (ng/mL) 4 7 R O ( % ) Phase 1 EMERALD 1 -

Consistent Clinical Improvement Across Key Measures

Change in RHI from Baseline Primary Endpoint	**-6.4** (p=.0019)
mMCS Mean Change from Baseline Secondary Endpoint	**-2.3**
mMCS Remission mMCS: Rectal bleeding sub-score of 0; a stool frequency sub-score of ≤1; and an MES of ≤1 without friability	**25.7%**
mMCS Response Decrease from baseline in the mMCS ≥2 points and ≥30% from baseline, plus a decrease in rectal bleeding subscore ≥1 or an absolute rectal bleeding subscore ≤1	**45.7%**
RHI Remission RHI ≤ 3	**22.9%**

MORPHIC

All measures at 12 weeks

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- 6.4 -9 -7 -5 -3 -1 MORF-057 0 - 7.5 - 5.0 ENTYVIO HUMIRA N=35 N=383 N=386 Strong RHI Results Support MORF - 057 12 • Baseline RHI: • 22.7 (7.32) • 12 - week timepoint • 37% advanced therapy experienced patients • Open - label, single a rm • Baseline RHI: • ENTYVIO ® - 19.5 (8.7) • HUMIRA ® – 19.6 (8.9) • 14 - week timepoint • 19% advanced therapy experienced patients • Double - blind, double dummy VARSITY Mean RHI Reduction from Baseline VARSITY Comparing the results from different trials may be unreliable due to different protocol designs, trial designs, patient selec tio n and populations, number of patients, trial endpoints, trial objectives and other parameters that may not be the same between trials. Therefore, cross - study comparisons provide very limited information about the efficacy or safety of a drug. Results of a head - to - head comparison may differ significantly from those set forth herein. EMERALD - 1 (P=.002)

UC Absolute Clinical Remission Data at Induction Selected Approved and Investigational Agents 13 • PRA - 023 and MORF - 057 data from Phase 2 trials; all other data from RCT Phase 3 studies. G raphic is not meant to represent a head - to - head study. Comparing the results from different trials may be unreliable due to different protocol designs, trial designs, patient selection and populations, number of patients, trial end poi nts, trial objectives and other parameters that may not be the same between trials. Therefore, cross - study comparisons provide very limited information about the efficacy or safety of a drug. • Remission data is based on mMCS for all drugs except adalimumab, vedolizumab, and tofacitinib, which are based on tMCS • MORF - 057 EMERALD - 1 study consisted of n=35, a significantly smaller number of patients than reflected in the other datasets rep resented on this slide. In larger trials of MORF - 057 the clinical activity suggested by our EMERALD - 1 trial may not be replicated. • N’s are from active arms only, data sourced from following trials respectively: UC - 1/UC - 2, Gemini - 1, UC - 1,/UC - 1, UC - 2, TRUE NOR TH, , U_ACHIEVE - 1/U - ACHIEVE - 2, APOLLO - UC, INSPIRE and EMERALD - 1 18% 17% 19% 18% 18% 30% 27% 20% 26% 0% 5% 10% 15% 20% 25% 30% 35% Adalimumab Vedolizumab Ustekinumab Tofacitinib Ozanimod Upadacitinib PRA-023 Risankizumab MORF-057 Investigational for UC Approved for UC n= 130 n= 248 n= 322 n= 476 n= 429 n= 429 n= 319 n= 341 n= 68 n=650 n=35 n= 225

The Unmet Need in IBD Treatment 14 Safe and Well Tolerated Convenient O ral Administration Compelling Clinical Efficacy

Q&A 15 Key Opinion Leader Bruce Sands, MD Dr. Burrill B. Crohn Professor of Medicine and Chief of Gastroenterology at Mount Sinai Hospital Praveen Tipirneni, MD Chief Executive Officer Bruce Rogers, PhD President Marc Schegerin, MD Chief Operating Officer & Chief Financial Officer Brihad Abhyankar, MBBS, FRCS Senior Vice President of Clinical Development Executive Management

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